DERIVATIVE LIABILITIES AND FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2022
Derivative Liabilities And Fair Value Measurements
DERIVATIVE LIABILITIES AND FAIR VALUE MEASUREMENTS

NOTE 15 – DERIVATIVE LIABILITIES AND FAIR VALUE MEASUREMENTS

As of December 31, 2021 the Company did not have sufficient authorized but unissued shares to satisfy the conversion or exercise of its convertible notes, warrants, preferred shares, and options. As such, the Company recorded a derivative liability for these instruments. Upon the consummation of a 1:300 reverse stock split on February 17, 2022, the Company rectified this authorized share shortfall and reclassified the carrying value of its derivative liabilities as of that date to additional paid in capital.

During the year ended December 31, 2021, upon issuance of convertible debt and warrants, the Company estimated the fair value of the embedded derivatives using the Black-Scholes Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 110.59% to 138.73%, (3) risk-free interest rate of 0.07% to 1.14%, and (4) expected life of 0.50 to 5.0 years.

On December 31, 2021, the Company estimated the fair value of the embedded derivatives of $44,024,242 using the Black-Scholes Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 136.12%, (3) risk-free interest rate of 0.19% to 1.15%, and (4) expected life of 0.41 to 5.0 years.

On February 17, 2022, the Company estimated the fair value of the embedded derivatives of $29,759,766 using the Black-Scholes Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 155.45%, (3) risk-free interest rate of 0.06% to 1.85%, and (4) expected life of 0.28 to 4.79 years.

The Company adopted the provisions of ASC 825-10. ASC 825-10 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of non-performance. ASC 825-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825-10 establishes three levels of inputs that may be used to measure fair value:

●	Level 1 – Quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 – Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

All items required to be recorded or measured on a recurring basis are based upon Level 3 inputs.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is disclosed and is determined based on the lowest level input that is significant to the fair value measurement.

The Company recognizes its derivative liabilities as Level 3 and values its derivatives using the methods discussed below. While the Company believes that its valuation methods are appropriate and consistent with other market participants, it recognizes that the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. The primary assumptions that would significantly affect the fair values using the methods discussed are that of volatility and market price of the underlying common stock of the Company.

As of December 31, 2022, the Company did not have any derivative instruments that were designated as hedges.

Items recorded or measured at fair value on a recurring basis in the accompanying consolidated financial statements consisted of the following items as of December 31, 2022 and 2021:

	December 31, 2022	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative liability	$-	$-	$-	$-

	December 31, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative liability	$44,024,242	$-	$-	$44,024,242

The following table provides a summary of changes in fair value of the Company’s Level 3 financial liabilities for the two years ended December 31, 2022:

Balance, December 31, 2020	$25,475,514
Transfers in due to issuance of convertible notes and warrants with embedded conversion and reset provisions	33,448,287
Transfers out due to conversions of convertible notes and accrued interest into common shares	(118,778)
Transfers out due to exchanges of convertible notes, accrued interest and warrants into Series Y Preferred Shares	(4,834,911)
Transfers out due to cash payments made pursuant to settlement agreements	(180,988,150)
Derivative liability due to authorized shares shortfall	171,343,164
Mark to market to December 31, 2021	(300,885)
Balance, December 31, 2021	$44,024,242
Transfers out due to elimination of authorized share shortfall (reclassified to additional paid in capital)	(29,759,766)
Mark to market to February 17, 2022	(14,264,476)
Balance, December 31, 2022	$-

Gain on change in derivative liabilities for the year ended December 31, 2022	$14,264,476

Fluctuations in the Company’s stock price are a primary driver for the changes in the derivative valuations during each reporting period. As the stock price increases/(decreases) for each of the related derivative instruments, the value to the holder of the instrument generally increases/(decreases), therefore increasing/(decreasing) the liability on the Company’s balance sheet. Decreases in the conversion price of the Company’s convertible notes are another driver for the changes in the derivative valuations during each reporting period. As the conversion price decreases for each of the related derivative instruments, the value to the holder of the instrument (especially those with full ratchet price protection) generally increases, therefore increasing the liability on the Company’s balance sheet. Additionally, stock price volatility is one of the significant unobservable inputs used in the fair value measurement of each of the Company’s derivative instruments. The simulated fair value of these liabilities is sensitive to changes in the Company’s expected volatility. Increases in expected volatility would generally result in higher fair value measurements. A 10% change in pricing inputs and changes in volatilities and correlation factors would not result in a material change in our Level 3 fair value.

In July 2022, convertible debt in the principal amount of $37,714,966 was converted into shares of common stock.